UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2023

GLOBAL WATER RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-37756	90-0632193
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

21410 N. 19th Avenue #220
Phoenix,	Arizona		85027
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (480) 360-7775
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GWRS	The NASDAQ Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Note Purchase Agreement

On October 26, 2023, Global Water Resources, Inc. (the “Company”) entered into a note purchase agreement (the “Note Purchase Agreement”) with Jackson National Life Insurance Company pursuant to which the Company will, subject to customary closing conditions, issue an aggregate principal amount of $20,000,000 of 6.91% Senior Secured Notes due on January 3, 2034 (the “Notes”). The Company plans to use the proceeds from the Notes offering to refinance existing indebtedness, to support capital investments associated with growth and for general corporate purposes.

The Company anticipates closing the Notes offering on January 3, 2024. The Notes will accrue interest at 6.91% per annum from the date of issuance, payable semi-annually on January 3 and July 3 of each year, beginning on July 3, 2024, with a balloon payment due on January 3, 2034.

The obligations evidenced by the Notes will be guaranteed by the following subsidiaries of the Company: Global Water, LLC, Global Water Holdings, Inc., and West Maricopa Combine, LLC. The obligations evidenced by the Notes will be secured by a pledge of the equity interests in all direct and indirect subsidiaries of the Company and certain related rights and property. The Note Purchase Agreement contains a debt service coverage ratio financial maintenance covenant and contains certain restrictive covenants that limit, among other things, the Company’s ability to: create liens and other encumbrances; incur additional indebtedness; merge, liquidate or consolidate with another entity; dispose of or transfer assets; make distributions or other restricted payments; engage in certain affiliate transactions; and change the nature of the business. Additionally, the Note Purchase Agreement contains a provision limiting the payment of dividends if the Company falls below a debt service coverage ratio of 1.20:1.00 for any fiscal quarter ended on or before June 15, 2024 and 1.25:1.00 for any fiscal quarter ended during the period from and after June 16, 2024. The foregoing covenants are subject to various qualifications and limitations as set forth in the Note Purchase Agreement. As set forth in the Note Purchase Agreement, the Notes will be subject to certain customary events of default after which the Notes may be declared due and payable if not cured within the grace period or, in certain circumstances, may be declared due and payable immediately.

The Notes are being offered and sold only to institutional accredited investors in an offering exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Fourth Modification Agreement to Loan Agreement

As previously disclosed, on April 30, 2020, the Company entered into an agreement (as subsequently amended, the “Loan Agreement”) with The Northern Trust Company, an Illinois banking corporation (“Northern Trust”), for a revolving line of credit that currently provides the Company up to a maximum of $15.0 million principal amount for borrowing. On October 26, 2023, the Company and Northern Trust entered into the fourth amendment to the Loan Agreement (the “Fourth Modification Agreement”) to further amend the terms and conditions set forth in the Loan Agreement to, among other things, make certain conforming changes to reflect the issuance of the Notes and related matters. The Fourth Modification Agreement contains customary representations, warranties and covenants consistent with the Loan Agreement.

Amendment No. 2 to Security Agreements

On October 26, 2023, the Company entered into Amendment No. 2 to Security Agreements with Global Water, LLC, West Maricopa Combine, LLC, Global Water Holdings, Inc., and U.S. Bank Trust Company, National Association, in its capacity as collateral agent (the “Security Agreements Amendment”). The Security Agreements Amendment further amends the terms and conditions of the separate Pledge and Security Agreements entered into by the parties, each dated June 24, 2016, to, among other things, make certain changes to reflect the issuance of the Notes and related matters.

The foregoing summaries of the terms of the Note Purchase Agreement, the Fourth Modification Agreement and the Security Agreement Amendments are qualified in their entirety by the Note Purchase Agreement, the Fourth Modification Agreement and the Security Agreement Amendments , each of which is attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws and which reflect the Company’s expectations regarding future events. The forward-looking statements involve a number of assumptions, risks, uncertainties, and other factors that could cause actual results to differ materially from those contained in the forward- looking statements. These forward-looking statements include, but are not limited to, statements concerning the completion of the Notes offering, including the anticipated timing and satisfaction of customary closing conditions, the

Company’s expectations regarding its anticipated use of the proceeds from the Notes offering, and other statements that are not historical facts. These statements may be identified by the use of words such as “could,” “would,” “may,” “might,” “will,” “expect,” “likely,” “believe,” “continue,” “anticipate,” “estimate,” “intend,” “plan,” “project” and other similar expressions to identify some forward-looking statements, but not all forward-looking statements include these words. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, such as those described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and any subsequent filings with the SEC. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements, which reflect management’s views as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update any forward-looking statement, except as required by law, whether as a result of new information, future developments or otherwise.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1	Note Purchase Agreement, dated October 26, 2023, by and between Global Water Resources, Inc. and Jackson National Life Insurance Company
10.2	Fourth Modification Agreement, dated October 26, 2023, by and between Global Water Resources, Inc. and The Northern Trust Company
10.3
Amendment No. 2 to Security Agreements, dated October 26, 2023, between and among Global Water Resources, Inc., Global Water, LLC, West Maricopa Combine, LLC, Global Water Holdings, Inc., and U.S. Bank Trust Company, National Association, in its capacity as collateral agent

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL WATER RESOURCES, INC.

Date: November 1, 2023	/s/ Michael J. Liebman
Michael J. Liebman
Chief Financial Officer